Exhibit 10.46

Financial Lease (Direct Lease) Contract

No.: [7851309712020050107Y2026266]

Lessee:	Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. (hereinafter referred to as “Party A”)

Registered Address: Daqiaodi Group, Muke Village, Xinqiao Town, Anlong County,  Buyi and  Miao Southwest Guizhou Autonomous Prefecture, Guizhou Province]

Post Code:	552401
Tel.:	18156903677

Fax:

Legal representative: Wang Hui

Lessor:	CSPG Financial Lease Co., Ltd. (hereinafter referred to as “Party B”)

Registered Address: X1301-G4639, Self-numbered Building 1, 106 East Fengze Road, Nansha District, Guangzhou

Post Code:	610623

Tel.:	020-38120621

Fax:	020-38120622

Legal representative: Huo Zhigang

Contents

目录

Through amicable negotiations, Party A and Party B determine to fulfill the demand of [50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town of Yilong New Area] Party A (hereinafter referred to as the “Project”) for the fund and equipment procurement in the mode of financial lease and hereby enter into the contract below for both parties to obey and execute.

Article 1 Definition

Following terms shall contain the meaning specified in this article:

1.1 “Seller” refers to the legal person or other organization, including its legal successor and licensed assignee, who enters into the Equipment Procurement Contract and corresponding Change Agreement (if any) with Party A, user of the lease items and Party B, buyer of the lease items (if any) to supply the lease items and technical service.

1.2 “Equipment Procurement Contract” refers to the [Contracting Contract of 50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town of Yilong New Area (No.: SMX-JSZH-2020-003)] entered into on the procurement of lease items under this Contract.

1.3 “Change Agreement” refers to the [Change Agreement to Equipment Procurement Contract (No.: 7851309712020050107Y2026166)] among Party A, Party B and the Seller.

1.4 “Lease Items” refer to the object of the Equipment Procurement Contract, that is, the equipment listed in the List of Lease Items (Annex II).

1.5 “Acceptance” refers to the inspection and acceptance by Party A of the goods delivered by the seller according to the Equipment Procurement Contract and Change Agreement (if any). Such acceptance also equals to the acceptance by Party A of the lease items delivered by Party B.

1.6 “Acceptance Document” refers to the acceptance materials and certificates issued by Party A to the seller after inspecting and accepting the goods delivered by the seller according to the Equipment Procurement Contract and Change Agreement (if any).

1.7 “Due Date of Rent” refers to the due date of rent specified in Estimated Payment of Rent (Annex III) or Actual Payment of Rent (Annex IV).

1.8 “Lease Commencement Date” refers to the date when Party B pays the lease item purchase price for the first time, regardless of whether the lease items have been delivered.

1.9 “Lease Term” refers to the term since the lease commencement date, during which Party A shall perform the payment obligation of the rent and other payable amounts under the Contract to be granted with the ownership of the lease items.

1.10 “Grace Period” refers to the period during which Party B allows Party A to delay to perform the payment obligation of lease loan principal under the Contract without being deemed as committing a breach.

1.11 “Retention Price” refers to the nominal purchase price of the lease items paid by Party A to Party B according to the Contract when Party A has performed the payment obligation of rent under the Contract or the payment obligation under the circumstance of early performance; when Party B has received such nominal purchase price and issued the Ownership Transfer Certificate of Lease Items (Annex V) to Party A, Party A shall obtain the ownership of the lease items.

1.12 “Lease Loan Principal” refers to the part of the lease item purchase price to be actually paid by Party B to the seller according to the Equipment Procurement Contract and Change Agreement (if any), including but not limited to the payment for goods, tax and relevant expenses.

1.13 “Rent” refers to the rent to be paid by Party A to Party B in accordance with the Contract, including the lease loan principal and lease loan interest for Party B to purchase the lease items.

1.14 “Lease Loan Interest Rate” refers to the interest rate applicable to the calculation of the lease loan interest.

1.15 “Other Payable Amounts” refer to the amounts to be paid by Party A to Party B according to the Contract other than the rent, including but not limited to the lease commission fee, security deposit, compensation, liquidated damages, overdue interest/penalty interest, early performance bond, idle fund loss, expense for Party B to control and dispose the lease items, retention price, attorney’s fee for Party B to realize the creditor’s right, litigation/arbitration expense, security expense, notarization fee, assessment/appraisal/auction fee，execution fee，announcement fee and travel expense; if any amount is already regulated in any specific article of the Contract, “Other Payable Amounts” in such article shall exclude such amount.

1.16 “Tax” includes various natures of levy, charge and relevant interest, overdue fine, penalty and fine that are collected, deducted and regulated by the taxation or any other administration at present or in the future.

1.17 “Day”, “Month” and “Year” shall be construed according to the Gregorian calendar.

1.18 “Insurance” refers to the payment made by the insurer under any insurance.

Article 2 Business Mode

The business mode under the Contract is direct financial lease. Party A is the user and lessee of the lease items and Party B is the purchaser (buyer) and lessor of the lease items. Party B shall pay the lease item purchase price to the seller selected by Party A in view of the selection of seller and lease items by Party A to purchase the lease items selected and confirmed by Party A, and lease such lease items to Party A to collect the rent and other payable amounts.

Article 3 Rights and Obligations

3.1 Basic Rights and Obligations of Party A

3.1.1 Basic Rights of Party A

(1) Party A may select the seller and lease items according to the law.

(2) Party A shall be granted with the rights in relation to the received lease items other than the ownership of such lease items according to the Equipment Procurement Contract, while Party B shall assume no liability thereof.

(3) If the seller does not perform any obligation under the Equipment Procurement Contract and Change Agreement (if any), Party A may exercise the claim right against the seller.

(4) Party A may install and use the lease items at the agreed place.

(5) Other rights of Party A specified in the Contract.

3.1.2 Basic Obligations of Party A

(1) Party A shall keep and use the lease items properly.

(2) Party A shall perform the repair obligation during the occupancy period of the lease items.

(3) Party A shall pay the rent and other payable amounts to Party B according to the Contract.

(4) Party A shall perform obligations of the buyer in relation to the received lease items except for paying the lease item purchase price.

(5) With respect to the collection notice or collection document Party B sends or delivers to Party A in any other manner, Party A shall send back the written receipt via EMS or deliver it to Party B personally within 5 business days upon receiving such notice or document; otherwise Party A shall be deemed as already acknowledging such document sent by Party B and Party A shall perform corresponding obligations according to such document.

(6) Once Party A plans to conduct any contract operation, shareholding transformation, shareholding reform, joint operation, merger, combination, joint venture, separation, capital decrease, stock right transfer, significant investment, significant financing, significant assets transfer or any other act that may influence Party B’s realization of any interest, Party A shall send a written notice to Party B at least 30 business days in advance; in case of any influence or possible influence on Party B’s the realization of any interest, Party A shall obtain the written consent from Party B.

(7) In case of any other event endangering the normal operation of Party A or posing significant adverse influence on Party A’s performance of the repayment obligation under the Contract, including but not limited to the involvement in any significant economic dispute, bankruptcy or deterioration of financial status, Party A shall send a written notice to Party B immediately.

(8) Once any item of industrial and commercial registration, such as the domicile, address, business scope or legal representative is changed, Party A shall send a written notice to Party B within 5 days since such change.

(9) If Party A closes the business, dissolves, stops the business for internal rectification or Party A’s business license is canceled or withdrawn, Party A shall send a written notice to Party B within 3 days since the occurrence of such event, and guarantee to return all the rent and other payable amounts immediately.

(10) Without the prior written consent from Party B, Party A may not change the setting place and operating environment of the lease items.

(11) Party A shall report the project fund plan to Party B at lease [30] business days before the lease commencement date;

(12) Other obligations of Party A specified in the Contract.

3.2 Basic Rights and Obligations of Party B

3.2.1 Basic Rights of Party B

(1) Ownership of the lease items shall belong to Party B during the lease term.

(2) Party B shall be granted with the right to collect the rent and other payable amounts from Party A according to the Contract.

(3) When Party B has performed all the payment obligations under the Equipment Procurement Contract and Change Agreement (if any), without prejudice to Party A’s use of the lease items and ensuring that the Contract may be inherited by the third party, Party B may assign the real right, such as the mortgage right over the lease items, or any other right under the Contract to any third party.

(4) If the objective of the Contract may not be achieved due to any cause of Party A after Party B raises the fund according to the project fund plan reported by Party A, Party B may require Party A to assume the idle fund loss and other breach liabilities thereof.

(5) Other rights of Party B specified in the Contract.

3.2.2 Basic Obligations of Party B

(1) Party B shall guarantee Party A’s occupancy and use of the lease items.

(2) In view of Party A’s selection of the seller and lease items, Party B shall: assist Party A and the seller in entering into the corresponding Change Agreement according to the Equipment Procurement Contract between Party A and the seller; or enter into the corresponding Equipment Procurement Contract with Party A and the seller.

(3) Party B shall assist Party A in exercising the right of claim and deduction.

(4) Other obligations of Party B specified in the Contract.

Article 4. Representation and Commitment

4.1 Party A hereby makes following representations and commitments to Party B, which shall survive to the termination of the Contract:

(1) Party A is legally incorporated and validly existing according to laws of China with the complete capacity for civil rights and civil conducts.

(2) Party A has handled all the approval procedures necessary for the signing and performance of the Contract and has obtained the corresponding internal authorization of the company.

(3) If the effectiveness or performance of the Contract requires any government agreement or relevant registration, Party A commits to handle such approval and registration procedures.

(4) If the operation or use of the lease items requires any legal qualification, Party A commits to handle relevant approval and registration procedures and arrange the personnel with the corresponding qualification to operate the lease items.

(5) Unless posed with definite restrictive regulations by any law or rule of China or any other regulatory document on the information disclosure, Party A guarantees that during the performance period of the Contract, Party A shall provide Party B with the accounting statements and relevant documents audited by Party A upon the request from Party B. Such accounting statements include but not limited to the Balance Sheet, Profit Distribution Sheet, Cash Flow Sheet and other materials reasonably required by Party B, and such statements shall meet relevant laws and rules of China to demonstrate Party A’s financial status in a genuine and objective manner. Party A guarantees to make the sufficient disclosure of accounting statements to Party B without any contingent matter not included in such accounting statements or the relevant annotation that may pose any substantial adverse influence on Party A’s financial status, including but not limited to any guarantee or litigation.

(6) All the documents, materials, signatures and seals provided by Party A are genuine, valid, complete and accurate without any concealment.

(7) Party A does not violate any applicable law or rule, or any regulation in relation to the operation; there is no litigation, arbitration or administrative procedure posing any significant adverse influence on Party A’s assets, operation or financial status; there has never been or does not exist any breach or potential breach, and Party A has made all the tax declaration according to the law and paid all the taxes required by relevant authorities to be paid by Party A appropriately.

(8) Party A confirms that it has obtained various qualification, licenses and approvals necessary for its business operation and use of the lease items required by laws and relevant government sectors, including but not limited to requirements involving the franchise, work safety and environment protection (if necessary). Party A commits that it will obtain, maintain and guarantee the validity and continuity of all the licenses, approvals and certificates necessary for the performance of the Contract and use of the lease items during the lease term.

(9) Since the lease commencement date, Party A shall guarantee that Party B is the sole owner of the lease items before Party A completes the performance of the payment obligations of relevant amounts under the Contract, and shall guarantee not to use the lease items to set any mortgage or generate any other defect of right.

(10) Party A commits that it shall assume any creditor’s right or liability arising from the lease items, including but not limited to any litigation claim resulted from any quality defect of the lease items or any infringement compensation resulted from any infringement by the lease items, from which Party B shall be completely relieved.

(11) Party A guarantees that it has made the selection of the seller and lease items carefully and will be responsible for the result of such selection, and has made the sufficient representation and instruction to Party B without any reservation. Party A guarantees that Party B shall assume no liability for any defect of quality or right of the lease items. Party A may not propose any objection against Party B or require Party B to assume any legal liability with respect to the quality or ownership of the lease items, and may not refuse to accept the lease items.

(12) During the lease term, Party B may, for the purpose of post-lease management, inquire and learn about the financial status, credit status, industrial and commercial registration information and litigation information of Party A and the use of lease items personally or through any third party. Party A is obliged to offer the cooperation and provide corresponding materials to Party B or such third party.

(13) Party A commits that it shall provide the Enterprise Credit Report of Party A at the Credit Reference Center of the People’s Bank of China for Party B to appraise the credit status of Party A.

4.2 Party B hereby makes following representations and commitments to Party A, which shall survive to the termination of the Contract:

(1) Party B is a company legally incorporated according to laws of China with an independent legal person status and has the capacity for civil conducts and civil rights corresponding to the business scope specified in its business license without any defect of the main body.

(2) Party B guarantees that it has handled all the approval procedures necessary for the signing of the Contract and has obtained the corresponding internal authorization.

(3) Party B guarantees that all the approval documents it provides to Party A in relation to the performance of obligations under the Contract are genuine, legal and complete.

(4) Party B hereby guarantees that all the representations it makes to Party A are accurate without any misleading content.

4.3 The Contract is the expression of the unanimous intention of both parties through negotiations. The part of the Contract about right restrictions, aggravated obligations and exemptions has been explained by Party A to Party B and has been understood and accepted by Party B. The Contract is not a model contract provided by either party.

Article 5 Lease Items

5.1 Lease items specified in the Contract are listed in Article 1.4 of the Contract, and details like name, model/specification, price, unit and quantity are listed in the List of Lease Items.

5.2 The lease items shall be independently selected by Party A. Party A is entitled to the decision-making right as to matters in relation to the lease items, such as seller, model/specification, price, unit, quantity, technical service and delivery time, and shall negotiate with the seller directly. Party A shall be responsible for the content of the lease items selected and negotiated by it. Details shall be subject to the Equipment Procurement Contract and List of Lease Items.

5.3 Purpose of lease items:

(1) The purpose of lease items under the Contract shall be subject to the Financial Lease Business (Direct Lease) Confirmation Letter (Annex I).

(2) Party A shall use the lease items for the design purpose and normal commercial purpose of lease items.

5.4 Party A shall manage the lease items as its self-owned assets when performing the repair and overhaul obligation for the lease items.

5.5 Party A shall handle relevant procedures and obtain relevant approvals, licenses, corresponding certificates or operation qualifications necessary for the Contract. If Party B suffers from any loss or is affected in purchasing the lease items due to any absence of any procedure mentioned above, including but not limited to the idle fund loss, Party A shall assume liabilities thereof.

5.6 Delivery of the lease items shall be determined according to the Equipment Procurement Contract. Party B shall assume no liability for any quality problem or any loss resulted from any other cause of the delivered lease items.

5.7 If the delivery of lease items is delayed or disabled due to any cause or Party A is unable to receive the lease items due to any other cause, Party A and the seller shall apply the Equipment Procurement Contract while Party B shall be relieved from any liability thereof. The occurrence of such event shall not affect Party A’s performance of the payment obligation of rent and other payable amounts and any other obligation under the Contract.

Article 6 Ownership of Lease Items

6.1 Party A shall complete the inspection and acceptance within the period regulated by the Equipment Procurement Contract. Party A and Party B confirm that the acceptance document issued by Party A in accordance with the Equipment Procurement Contract shall prove that the lease items have been received by Party A and passed the final acceptance. In the delivery of the lease items by the seller, whether Party B arrives at the delivery site, the delivery and ownership transfer of the lease items shall not be affected.

6.2 Unless there is any claim from any third person over the lease items due to any cause of Party B, if Party A is unable to use the lease items due to any cause of any third party, Party A may not be relieved from any obligation under the Contract (including but not limited to the payment obligation of any amount under the Contract) that Party A shall continue to perform obligations under the Contract. If necessary, Party A may bring a litigation or claim against any third person.

6.3 Ownership of the lease items under the Contract shall belong to Party B. Party A shall be entitled to the right of occupancy and use during the lease term. Party A may not use the lease items for sales, transfer, sublease, mortgage (pledge), investment or any other purpose infringing the ownership of Party B. Party B may learn about the use, damage or repair of the lease items at any time and Party A shall offer the cooperation and assistance.

6.4 In accordance with relevant regulations, Party B shall register the ownership of the lease items or handle relevant registration and public announcement in the Unified Registration and Public Announcement System of Movable Property Financing of the Credit Reference Center of the People’s Bank of China. Party B shall handle the registration procedure and Party A shall offer the assistance.

6.5 Party A shall mark on the notable location of the lease items that Party B is the owner of the lease items, and shall identify the lease items well to prevent any infringement of the ownership of Party B’s lease items. Party A may not indicate, whether expressed or implied that Party A is the owner of the lease items or allow any act or event to lead any other person to consider that Party A is the owner of the lease items. Party B may identify and check the status of the lease items at any time, and Party A shall facilitate such process.

6.6 Party A shall repair, overhaul or replace the lease items at the cost of Party A but the corresponding interest shall belong to Party B. No act of Party A may damage the lease items or obstruct or change the original purpose or function of the lease items.

6.7 Party B’s complete ownership of the lease items may confront any kind of creditor of Party A, including the bankruptcy creditor; neither Party A nor any third person may exercise any lien over the lease items without permission.

6.8 When the lease items are attached to any other movable property or real estate, the right of Party B over the lease items shall not be changed. In any case, without the prior written consent from Party B, Party A may not transfer the lease items together with other movable property or real estate to which the lease items are attached or impose other rights restrictions thereon. The attachment mentioned above may not depreciate the lease items.

6.9 Party B may require mortgaging the lease items and handle the mortgage registration regarding Party B as the mortgagee, and Party A shall offer the cooperation positively.

Article 7 Lease Loan Principal

7.1 The lease loan principal specified in the Contract is contained in Article 1.12 of the Contract. Details are subject to the Financial Lease Business (Direct Lease) Confirmation Letter and the Actual Payment of Rent. In case of any inconsistency between the Financial Lease Business (Direct Lease) Confirmation Letter and the Actual Payment of Rent, the latter shall prevail.

7.2 Once any detail of the rent payment has to be adjusted due to any variation of the lease loan principal, Party B shall separately issue and sign the Actual Payment of Rent to Party A, based on which Party A shall perform the payment obligation of rent.

Article 8 Lease Commencement Date, Grace Period, Rent and Lease Loan Interest Rate

8.1 Lease Commencement Date

The lease commencement date specified in the Contract is defined in Article 1.8 of the Contract and subject to the date listed in the Actual Payment of Rent.

8.2 Grace Period

8.2.1 In accordance with the agreement between Party A and Party B, Party B agrees to grant Party A with [11] periods as the grace period of the lease items since the lease commencement date.

8.2.2 During the grace period, Party B shall collect the interest from Party A at the lease loan interest rate specified in the Financial Lease Business (Direct Lease) Confirmation Letter.

8.2.3 Party A only needs to pay the lease loan interest but not the lease loan principal during the grace period.

8.2.4 Upon the expiration of the grace period, Party A shall pay the rent to Party B according to the Actual Payment of Rent.

8.3 Rent and Lease Loan Interest Rate

8.3.1 The rent specified in the Contract is defined in Article 1.13 of the Contract.

8.3.2 The lease loan interest rate specified in the Contract is defined in Article 1.14 of the Contract. The lease loan interest rate shall be [146.1] BP (1BP=0.01%) higher than the [1]-year loan prime rate (LPR) published by the National Inter-bank Funding Center on [April 20, 2020] (i.e. the lease loan interest rate is [5.311]%). (Details are subject to the Financial Lease Business (Direct Lease) Confirmation Letter). The lease loan interest rate specified in the Contract includes the tax. In case of any adjustment to any national taxation policy, the lease loan interest rate shall be adjusted correspondingly.

8.3.3 Party A and Party B agree to determine the form of the applicable lease loan interest rate in the [2nd] manner below:

(1) Fixed interest rate, that is, the rent will not be adjusted during the lease term.

(2) Floating interest rate, that is, the lease loan interest rate of the already repaid lease loan principal will not be adjusted during the lease term of the Contract; with respect to that of the outstanding lease loan principal, both parties agree to make an adjustment once [12 months] at the rate contained in Article 8.3.2 of the Contract higher than the [1]-year LPR at the date of such adjustment. Party B shall send a notice to Party A before making such adjustment.

8.3.4 The rent of each period shall include the current lease loan principal and the current lease loan interest:

(1) The current lease loan principal is defined in Article 7.1.

(2) The current lease loan interest = outstanding lease loan principal X lease loan interest rate / 360 X actual days of lease.

8.3.5 The rent, lease loan interest rate, VAT to be paid by Party A, payment date, payment time and payment amount of each period shall be specified in the Estimated Payment of Rent and Actual Payment of Rent. In case of any inconsistence between the Estimated Payment of Rent and Actual Payment of Rent in the actual payment, the latter shall prevail.

8.3.6 The estimated rent in the Estimated Payment of Rent is the lease cost based on the lease item purchase price and relevant expenses at the scheduled lease commencement date. After having paid the lease loan principal as scheduled, Party B shall prepare the Actual Payment of Rent separately in accordance with the actually generated lease loan principal and submit it to Party A for the signing; unless there is any error in computation, Party A shall sign and seal on the Actual Payment of Rent submitted by Party B and return it to Party B within 10 business days upon receiving it; otherwise Party A shall be deemed as recognizing that such Actual Payment of Rent submitted by Party B is legal and valid that Party A shall perform the payment obligation for the corresponding amount as scheduled. The Actual Payment of Rent does not belong to any revision to the Contract. It is an indispensable part of the Contract. Whether Party A signs on the Actual Payment of Rent, the effectiveness of the Contract shall not be affected.

8.3.7 If the rent determined in the Actual Payment of Rent of the Contract varies along with any adjustment of the lease loan interest rate or tax rate or any variation of the lease loan principal, Party B shall make and submit to Party A the Rent Change Notice (Annex VI) upon the occurrence of the event causing such change and the Actual Payment of Rent made with the corresponding revision, and Party A hereby agrees to pay the rent to Party B according to the Rent Change Notice and the Actual Payment of Rent made with the corresponding revision; unless there is any error in computation, Party A shall sign and seal on the adjusted Actual Payment of Rent submitted by Party B and return it to Party B within 10 business days upon receiving it; otherwise Party A shall be deemed as recognizing that such Actual Payment of Rent submitted by Party B is legal and valid that Party A shall perform the payment obligation for the corresponding amount as scheduled. Rent Change Notice is also an indispensable part of the Contract.

8.3.8 Party A guarantees to pay the rent to the bank account designated by Party B specified in Article 9.1.1 according to the Actual Payment of Rent.

8.3.9 Rent payment date refers to the date when Party A remits the rent to the account designated by Party B through the bank transfer. Party A shall prepare the payable rent of the current period in the corresponding account before the due date of each period of rent regulated by the Contract and shall ensure that the rent is sufficiently transferred to the account designated by Party B before the due date of rent. In case of any legal holiday, Party A shall complete the payment of rent on the last business day before such legal holiday, while the corresponding interest shall be computed until the due date of the current period of rent.

Article 9 Receiving Account and Invoicing Information

9.1 Receiving account of Party B

9.1.1 Receiving account of Party B is as follows:

Account Name: CSPG Financial Lease Co., Ltd.

Bank of Deposit: [Construction Bank of China Guangzhou CSPG Sub-branch]

Account No.: 【00-10-2402-2】

9.1.2 In case of any change to the receiving account, Party B shall send a written notice to Party A 20 business days in advance.

9.2 Invoicing information

Party B shall issue the invoice to Party A within [5] business days [☐before/☑after] the rent payment date. Invoicing information of Party A is as follows:

Unit: [Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co.,Ltd.]

Address: [Daqiaodi Group, Muke Village, Xinqiao Town, Anlong County, Buyi and  Miao Southwest Guizhou Autonomous Prefecture, Guizhou Province]

Tel: [18156903677]

Taxation No.: [91522320MA6J7W2U9Y]

Bank of Deposit: [Industrial and Commercial Bank of China Guizhou Xingyi Jushan Sub-branch]

Account No.: 【2409010609200178582】

Article 10 Lease Commission Fee

10.1 Lease commission fee refers to the lease service fee other than the rent collected by Party B from Party A due to the financial lease service provided by Party B to Party A.

10.2 The lease commission fee under the Contract shall be subject to the Financial Lease Business (Direct Lease) Confirmation Letter.

10.3 The lease commission fee under the Contract shall be paid in the [2nd] manner below:

(1) If the lease commission fee is paid in a lump sum, Party B shall issue the invoice with the equal amount to Party A within [/] business day(s) since the effectiveness of the Contract. Party A shall pay the lease commission fee to the account designated by Party B within [/] business day(s) upon receiving such invoice.

(2) The specific payment mode of the lease commission fee shall be subject to the Financial Lease Business (Direct Lease) Confirmation Letter.

10.4 Lease commission fee refers to the consideration of the operation cost, labor cost and commercial opportunity spent by Party B on this lease project, which will not be refunded once collected.

Article 11 Security Deposit

11.1 The security deposit under the Contract, which is without any interest, includes the rent, liquidated damages, early performance bond, retention price, Party B’s realization expense of the creditor’s right and other payable amounts.

11.2 In the event that Party A breaches the Contract during the performance period, Party B may offset the following amounts by the security deposit and may determine the sequence of such offset: (1) liquidated damages and/or early performance bond; (2) realization expense of creditor’s right; (3) commission fee; (4) all the outstanding overdue lease loan principal; (5) all the undue lease loan principal; (6) retention price; (7) other payable amounts.

11.3 Party A may not require offsetting any aforementioned amount by the security deposit at its own discretion. Party B’s offsetting of any aforementioned expense by the security deposit shall not relieve or mitigate Party A from the breach liability for the corresponding overdue payment. If the security deposit is insufficient to cover the payable amount of Party A mentioned above, Party A shall continue to assume the breach liability to Party B.

11.4 Once Party A breaches to the extent that Party B deducts the security deposit, Party A shall make up the security deposit within 5 business days upon receiving Party B’s notice, otherwise Party A shall be deemed as breaching the Contract.

11.5 Upon the expiration of the lease term of the Contract: if Party A has paid up all the payable amounts, Party B shall return the security deposit to Party A; or Party B may offset part of or the whole rent of the last period or any other payable amount by the security deposit.

Article 12 Early Performance

12.1 Once Party A requires any early performance, the [2nd] manner below shall apply:

(1) Party A shall perform the payment obligation of rent according to the Actual Payment of Rent. Unless otherwise regulated in the Financial Lease Business (Direct Lease) Confirmation Letter or any other part of the Contract, Party A may not pay the lease loan principal in advance. Party A shall be deemed as breaching the Contract if it makes any repayment in advance without the consent from Party B, under which circumstance Party B may investigate the breach liability of Party A according to the Contract.

(2) If Party A requires any early repayment of the lease loan principal without any breach to the Contract by Party A, Party A shall submit a written application to Party B 30 business days in advance and repay all the undue lease loan principal in advance with the written consent from Party B (undue lease loan principal = lease loan principal - accumulatively repaid lease loan principal), and shall pay the early performance bond to Party B in manner [A] below:

A. The early performance bond shall be collected on the basis of the actual duration of lease term

If the actual duration is more than [1] year, Party A is allowed to make the early repayment without paying any early performance bond.

B. Early performance bond = total mount of undue lease loan principal * days from early performance date of the Contract to expiration date of the lease term * [/]％/360.

12.2 If Party B requires Party A to make any early repayment of the rent without any breach to the Contract by Party A, Party B shall submit a written application to Party A 30 business days in advance and require Party A to repay all or part of the undue lease loan principal in advance with the written consent from Party A; if Party B only requires Party A to repay part of the undue lease loan principal, both parties shall sign and execute the adjusted Actual Payment of Rent according to Article 8.3.7.

12.3 If Party A makes the early performance or is required to pay the rent in advance, Party B may retain any lease commission fee already collected, and no liability of Party A occurring before such early performance shall be relieved.

12.4 In case of any early performance (including but not limited to the circumstance specified in Article 12, Article 16.2.13 and Article 20.3 of the Contract), the payment time of any amount to be paid by Party A due to such early performance shall be subject to the direction by Party B.

12.5 When Party A has paid up all the amounts under the Contract, the lease items shall be disposed in the way negotiated by both parties; in case of any early performance due to any damage or loss of the lease items, the remaining lease items and relevant interests shall belong to Party A when Party A has performed all the payment obligations of corresponding amounts.

Article 13 Guarantee

13.1 Party A or any third party shall provide relevant guarantee measures to Party B with the consent from Party B. If any relevant guarantee needs to be registered at any relevant authority according to any law, Party A is obliged to handle such registration positively. The specific guarantee matter shall be agreed separately.

13.2 Under any circumstance below, Party B may require Party A to provide the new guarantee recognized by Party B for the performance of obligations under the Contract within [10] business days since the occurrence of any such circumstance, otherwise Party A shall be deemed as committing a fundamental breach to the Contract:

(1) The operation status of Party A is deteriorated seriously;

(2) Party A transfers property or secretly withdraws funds to avoid debts;

(3) Party A suffers from any loss of commercial reputation, such as bankruptcy, shutdown, dissolution, suspension for rectification, or cancellation of business license;

(4) Party A disposes any business or assets in the form of sales, transfer, capital increases, investment or in any other manner abnormally in violation to the principle of fairness, or the whole or any substantial part of Party A’s property or right is confiscated, retained, expropriated, sealed, compulsorily enforced or deprived to be recognized by Party B as affecting the capability of Party A to perform the Contract;

(5) Party A is involved in any separation, combination, merger or purchase, or Party A suspends the operation of any main business, or Party A initiates or is initiated with any litigation, bankruptcy or shutdown, or any relevant authority makes any approval or decision over any aforementioned matter to be recognized by Party B as affecting the capability of Party A to perform the Contract;

(6) The actual controller of Party A is changed, Party A or any key personnel of Party A suffers from any administrative or judicial punishment (including but not limited to the fine, shutdown, rectification, compulsory measure, punishment) to be recognized by Party B as affecting the capability of Party A to perform the Contract;

(7) Party A provides any guarantee to any third party beyond the guarantee capability of Party A to be recognized by Party B as affecting the capability of Party A to perform the Contract;

(8) Party A issues any dividend in violation to the accounting standard to be recognized by Party B as affecting the capability of Party A to perform the Contract;

(9) There is any change to the guarantee under the Contract to pose any adverse effect on the realization of Party B’s creditor’s right, including but not limited to the declination of guarantor’s credit and depreciation of the guarantee;

(10) There is any other circumstance under which Party A has lost or may lose the performance capability.

Article 14 Delivery and Acceptance of Lease Items

14.1 The lease items shall be delivered between Party A and the seller directly.

14.2 Completing the acceptance by Party A according to the Equipment Procurement Contract shall indicate the completion of the acceptance under the Contract. Party A shall submit the acceptance document and other payment application materials (subject to the Equipment Procurement Contract or Change Agreement (if any)) to Party B when applying for the payment. If Party A does not complete the acceptance during the regulated period (in the absence of such period in the Equipment Procurement Contract, Party A shall complete the acceptance within 3 days since the seller delivers the lease items), Party B may deem that the lease items have been accepted by Party A in a favorable status upon being delivered. The acceptance document and other payment application materials submitted by Party A shall be affixed by Party A with the common seal or special seal for contract for the confirmation.

14.3 In case of any loss of the lease items due to the seller’s non-performance of the Equipment Procurement Contract or Change Agreement (if any) or due to any fault of the seller, Party A shall exercise the right of claim against the seller according to the Equipment Procurement Contract and Change Agreement (if any) and Party B shall offer the necessary assistance. Such claim shall not affect Party A’s payment of any rent to Party B according to the Contract.

14.4 If the lease items do not meet the Equipment Procurement Contract or the purpose, or contain any defect of quality, Party B shall be relieved from all the liabilities but is obliged to cooperate with Party A in claiming the compensation from the seller. Party A shall still pay the rent and other payable amounts to Party B according to the Contract.

Article 15 Keeping, Repair and Overhaul Obligations of Lease Items

15.1 Before completing the performance of the Contract, Party A shall keep and use the lease items properly and perform the repair and overhaul obligations. Other than the reasonable wearing and any transformation of the equipment permitted by Party B, Party A shall ensure the normal status and effect of the lease items at its own cost. Party A shall confirm the repair and overhaul of the lease items with the supplier, and Party B shall be relieved from any liability thereof (if any part of the lease items needs to be replaced due to any normal demand, Party A shall use the part produced by the original producer of the lease items with the same specification and model). Any replacement of any major part of the lease items must obtain the written consent from Party B, unless the seller produces the new part at a standard no lower than the replaced part.

15.2 During the performance period of the Contract, Party A shall assume any personal injury or property loss resulted from the lease items or the use, repair, overhaul or keeping, while Party B shall be released from such liabilities. If Party B makes any compensation to any other due to the lease items, Party B may recover such compensation from Party A.

15.3 With respect to any part, device or service of the lease items replaced, added or updated in such repair, maintenance and overhaul, such replaced, added or updated part and device shall belong to Party B automatically. The replaced old/damaged part shall belong to Party A.

15.4 Such repair, maintenance or overhaul by Party A shall not affect the computation of the lease term or affect the performance by Party A of obligations under the Contract.

15.5 Once the lease items is out of occupancy by Party A during the lease term (unless Party A proves that the lease items are out of occupancy by Party A due to any cause of Party B), Party A shall make the claim independently to request the return of the lease items at its own cost. The circumstance mentioned above shall not affect Party A’s performance of the payment obligation of rent and other payable amounts under the Contract, or affect any other obligation of Party A under the Contract.

15.6 If Party A needs to refit, improve or update the lease items during the performance period of the Contract, Party A shall submit an application to Party B to obtain the prior written consent from Party B before making such refit, improvement or update at its own cost. The increased facility, equipment or value of lease items attributed to such refit, improvement or update shall belong to Party B and the rent shall not be adjusted correspondingly. Such repair, maintenance or overhaul by Party A shall not affect the computation of the lease term or affect the performance by Party A of obligations under the Contract.

15.7 Party A accepts the investigation, understanding and supervision by Party B of the use of lease items under the Contract at any time.

Article 16 Lease Items Insurance

16.1 Without involving the construction period of the project, the insurance of lease items under the Contract shall be determined in the manner below:

Party A shall purchase the insurance recognized by Party B at a standard no lower than the lease item purchase price, which shall regard Party B as the primary beneficiary and shall be kept valid during the lease term.

16.2 Party A and Party B agrees to make clear relevant matters as below about the insurance of lease items.

16.2.1 Party A shall purchase the insurance of the lease items and maintain such insurance valid during the whole lease term of the Contract (Party A shall handle the insurance renewal before the expiration of insurance and the insured amount shall be no less than the remaining lease loan principal × [100]%). Party A shall assume the premium and Party B shall be entitled to the corresponding insurance benefit.

16.2.2 If any insurance of the lease items has been purchased but the type, amount, underwriting condition or term does not meet the Contract, Party A shall supplement the insurance or change the policy or any other document in relation to the insurance in time to change Party B to the primary beneficiary of the insurance;

16.2.3 If any project construction period is involved in the Contract, Party A shall purchase relevant insurances about the construction period before the lease items are delivered. Party B shall be listed as the primary beneficiary and any insurance benefit shall be used to repay the debt of Party A to Party B under the Contract with priority in case of any claim settlement; otherwise Party B may cancel the Contract and require Party A to compensate all the losses of Party B thereof.

16.2.4 Party A shall purchase any other insurance of the lease items required by any national law or rule or any industrial practice at its own cost and list Party B as the primary beneficiary.

16.2.5 Without the prior written consent from Party B, neither Party A nor the insurance company may change any clause of insurance. After purchasing the insurance, Party A shall submit the duplicate of insurance policy/insurance endorsement affixed with the common seal to Party B. Without the prior written consent from Party B, Party A may not assign any insurance interest. Party B may assign the insurance interest and Party A shall provide relevant materials and cooperate in handling relevant procedures.

16.2.6 Party A shall assume the risk in the damage or loss of the lease items, whether it actually occupies such lease items. The damage or loss of the lease items shall not affect Party A’s performance of any obligation under the Contract. In case of any insurance accident of the lease items, Party A shall send a notice to Party B within 24 hours since such damage or loss, and make a report to the insurance company for the claim settlement. Whether or how much the insurance benefit has been obtained shall not affect Party A’s performance of any obligation under the Contract.

16.2.7 If Party A does not perform Article 16.2.1, Article 16.2.3 or Article 16.2.4 of the Contract, Party B may choose to purchase or renew the insurance at the cost of Party A, or account the insurance premium into the lease loan principal since the actual payment date; the specific manner shall be determined by Party B at its own discretion. Within 3 business days upon receiving details of the insurance premium, Party A shall pay the corresponding amount to the account designated by Party B; or both parties shall perform corresponding obligations according to Article 8.3.7 and other articles of the Contract. If Party A delays to pay any insurance premium or fails to pay up any insurance premium, Party B may deduct the corresponding insurance premium from the security deposit (if any) and collect the liquidated damages according to the agreement without prejudice to any other claim that Party B may propose against Party A.

16.2.8 In case of any insurance accident, the insurance benefit shall be used to pay following amounts in the sequence below:

16.2.8.1 If the lease items are damaged but may be restored or repaired to the normal status, the insurance benefit shall be used to pay following amounts in the sequence below: (1) expense of restoration or repair (ownership of newly purchased or replaced lease items still belongs to Party B); (2) liquidated damages; (3) compensation; (4) lease commission fee; (5) outstanding due rent; (6) other payable amounts.

16.2.8.2 In the event that the lease items are damaged to be unrepairable or irreplaceable or are lost, all the amounts shall be paid in the sequence below: (1) liquidated damages; (2) compensation; (3) lease commission fee; (4) outstanding overdue rent; (5) all the undue lease loan principal; (6) retention price; (7) other payable amounts.

16.2.9 If the lease items do not suffer the total loss in the accident and the insurance benefit to be received by Party B is less than RMB[10,000,000.00] (included), the insurance benefit shall be treated in the manner below:

16.2.9.1 With conditions that Party A does not delay to make any payment to Party B, Party B shall authorize Party A to receive the insurance benefit. Party A shall use such insurance benefit to purchase, repair or replace the lease items while continuing to perform the Contract;

16.2.9.2 Party B shall receive the insurance benefit if Party A delays to make any payment to Party B. The insurance benefit shall be firstly used to offset the delayed payment by Party A and then to purchase, repair or replace the lease items.

16.2.9.3 If the insurance benefit is insufficient to cover the renovation expense of lease items mentioned above, Party A shall make up the balance.

16.2.10 If the lease items suffers the total loss in the accident and the insurance benefit to be received by Party B is more than RMB[10,000,000.00], the insurance benefit shall be collected by Party B; Party A shall renovate the lease items before the deadline directed by Party B according to the renovation plan recognized by Party B in writing. Relevant expenses shall be paid by the insurance benefit actually collected by Party B, and Party A shall make up the balance.

16.2.11 If the lease items suffer any total loss in any accident, Party A shall settle the claim and Party B shall collect the corresponding insurance benefit. In the event that Party B requires terminating the Contract in advance, the received insurance benefit shall be used to pay all the amounts to be paid by Party A to Party B in the sequence below: (1) liquidated damages; (2) compensation; (3) lease commission fee; (4) outstanding overdue rent; (5) all the undue lease loan principal; (6) retention price; (7) other payable amounts. Party B shall transfer any balance of the insurance benefit after such offset to Party A. If the insurance benefit is insufficient to cover the expenses mentioned above, Party A shall make up the balance to Party B.

16.2.12 Whether the insurance benefit is received does not constitute any cause for Party A to delay or reduce the payment of any amount under the Contract to Party B. Party A may not require offsetting any rent or any other amount to be paid to Party B by the insurance benefit at its own discretion. In case of any dispute over the insurance, Party A shall initiate a negotiation with or bring a lawsuit to the insurance company. Party B shall offer the cooperation and Party A shall assume all the expenses thereof.

Article 17 Risk in Damage or Loss of Lease Items and Risk Treatment

17.1 Party A shall assume the risk in the damage or loss of the lease items during the lease term. The damage or loss of lease items does not affect any debt of Party A to Party B, including but not limited to the liquidated damages, compensation, lease commission fee, outstanding due rent, undue lease loan principal and other payable amounts.

17.2 In case of any insurance accident to the lease items, Party A shall send a notice to Party B and notify the insurance company simultaneously. In the event that Party B encounters any loss brought by any delayed inspection or claim due to any cause of Party A, Party A shall assume the compensation liability to Party B.

17.3 Party A shall send a written notice to Party B about details of the accident within 5 business days since the occurrence of the accident. Upon receiving the accident appraisal (assessment) report from the insurance company (if any), Party A shall send a written notice to Party B about the assessment report, accident analysis and loss within 5 days.

17.4 If the lease items are damaged but may be repaired or replaced, Party B may select any manner below for Party A to execute at the cost of Party A to resume performing the Contract:

(1) Party A shall restore or repair the lease items to a normal status for use;

(2) Party A shall replace the lease items with a substitute under the same conditions.

During the period of repair or replacement of the lease items, Party A shall still perform obligations like paying the rent as scheduled. If Party A fails to perform the obligation of repair or replacement of the lease items mentioned above, Party B may investigate the fundamental breach liability of Party A.

17.5 If Party B, based on a reasonable judgment, recognizes that the lease items have been lost or damaged to an unrepairable or irreplaceable status, Party B may make any choice below:

17.5.1 Party B may choose to terminate the Contract in advance at its own discretion by sending a Lease Termination Notice (Annex VII) to Party A to require Party A to pay the corresponding amounts and compensate the relevant loss to Party B, including:

(1) Outstanding due rent and interest;

(2) Undue lease loan principal;

(3) Retention price;

(4) Liquidated damages;

(5) Other payable amounts.

Party A shall pay the corresponding amounts specified in the Lease Termination Notice to the account designated by Party B in a lump sum. After Party A has fulfilled the above-mentioned payment obligations, Party B shall transfer the ownership of the lease items to Party A.

17.5.2 Party B may require Party A to replace the lease items with the equipment that is recognized by Party B in writing and possessing at least the same performance and value to the original lease items at the cost of Party A. The replaced equipment shall become the property of Party B automatically. Party A may not propose any objection against Party B’s ownership and Party A is obliged to ensure that any right of Party B over the replaced equipment shall not be affected by any other person, and Party A’s obligations under the Contract shall also not be affected.

17.6 Once any damage or loss of the lease items belongs to any insurance accident, Article 16 of the Contract shall apply.

Article 18 Disposal of Lease Items upon Expiration of Lease Term

18.1 Upon the expiration of the lease term, if Party A does not commit any breach to the Contract and Party A has completed the performance of obligations under the Contract, Party A shall pay the retention price to the account designated by Party B according to the Financial Lease Business (Direct Lease) Confirmation Letter. Within 30 business days since Party A pays the retention price, Party B shall issue the Ownership Transfer Certificate of Lease Items to Party A to transfer the ownership of the lease items to Party A. Party B shall cooperate with Party A in handling the ownership transfer procedures of the lease items at the cost of Party A.

18.2 Party B does not make any representation or warranty regarding the performance and conditions of the lease items as they are occupied and used by Party A during the whole lease term.

18.3 If the lease items have been set with guarantee by Party B, Party B handle procedures to cancel the corresponding guarantee.

Article 19 Financial Materials

Party B shall send a notice to Party A 5 business days in advance to learn about the operation situation of Party A. Party A agrees to provide Party B with the Balance Sheet, Profit Distribution Sheet, Cash Flow Sheet or any other material required by Party B audited by Party A upon the request from Party B.

Article 20 Breach Treatment

20.1 If Party A delays to pay any due rent, lease commission fee, security deposit or any other payable amount according to the contract, since the due date (included), Party A shall pay the liquidated damages to Party B at the rate of five-ten thousandths per day (i.e. 0.05%/day) of the outstanding amount until it is paid up. Party B may be relieved from performing any obligation under the Contract during the period mentioned above. The liquidated damages paid by Party A to Party B mentioned above shall not exceed [30]% of the lease loan principal specified in the Contract.

20.2 If Party A breaches any obligation under the Contract, Party B may take any measure below other than applying Article 20.1 of the Contract:

(1) Party B may require Party A to suspend the breach and restore the lease items to the original status when it was delivered;

(2) Party A shall pay the liquidated damages to Party B at the rate of [5]% of the lease loan principal of the Contract;

(3) Party B may require Party A to pay part of or the whole rent in advance, and require Party A to pay up any liquidated damages, lease commission fee, outstanding due rent, undue lease loan principal, security deposit and other payable amounts under the Contract immediately.

20.3 Party A shall be deemed as committing the fundamental breach in case of any circumstance below:

(1) Party A delays to pay or does not pay up the rent of any period, lease commission fee, security deposit or any other payable amount under the Contract for 10 business days;

(2) Party A commits any act damaging Party B’s ownership of the lease items or damaging the lease items, but refuses to make the correction upon receiving the written notice from Party B or does not correct such act within 5 business days upon receiving the notice from Party B, or fails to remedy such loss within 30 business days since Party B sends the notice, or the loss is appraised to be irremediable;

(3) Without the written consent from Party B, Party A assigns, sublease, mortgages, pledges or invests the lease items or disposes the lease items in any other manner, or assign all or part of its rights and obligations under the Contract to any third person;

(4) The lease items are damages or lost due to any willful or gross misconduct of Party A;

(5) Party A breaks any representation or guarantee it makes in the Contract, or any such representation or guarantee or any other written statement is proved to be false when made;

(6) Party A does not perform or conform to any other representation, guarantee, commitment or obligation under the Contract or any other relevant agreement, and still does not take any remedial measure within 10 business days upon receiving the written notice from Party B;

(7) Party A does not provide the guarantee according to the Contract and still fails to provide the guarantee within 10 business days upon receiving the notice from Party B;

(8) The lease items are judicially enforced, detained or sealed due to any cause not attributed to Party B, and Party A still fails to cancel such detention or sealing within 30 business days since such detention or sealing;

(9) There occurs any circumstance specified in Article 11.4, Article 12.1, Article 13.2 or Article 17.4 of the Contract;

(10) There is any other event of Party A that may affect its capability in performing the Contract, or there occurs any other event or circumstance recognized by Party B to possibly affect Party A’s capability in performing obligations under the Contract.

20.4 In case of any circumstance specified in Article 20.3 of the Contract (i.e. fundamental breach by Party A), Party B may announce that the Contract becomes due immediately and require Party A to pay all the outstanding due rent, liquidated damages, undue rent, retention price and other payable amounts to the bank account designated by Party B. Other than compensating all the losses of Party B, Party A shall also pay the liquidated damages to Party B at a rate of [20]% of the lease loan principal. Party B may also take one or several remedial measures below:

(1) Party A or shareholder of Party A shall regulate or resell the lease items and compensate the loss of Party B. Party A shall assume relevant expenses arising from such regulation or resale of the lease items while Party B shall be relieved from any liability or obligation thereof;

(2) Party B may withdraw the lease items or prohibit Party A from using the lease items, and require Party A to compensate all the losses of Party B thereof;

(3) Party B may force Party A to perform the Contract through the judicial channel and require Party A to compensate all the losses of Party B thereof;

(4) Party B may exercise the security interest or secured creditor’s right;

(5) Party B may take other remedies permitted by law.

20.5 If the seller cancels the Equipment Procurement Contract or Change Agreement (if any) due to Party B’s failure to pay the lease item purchase price to the seller according to the Equipment Procurement Contract or Change Agreement (if any), Party B shall compensate all the losses of Party A thereof and pay the liquidated damages to Party A at the rate of 5% of the lease loan principal.

20.6 If Party A is unable to occupy and use the lease items due to any cause attributed to Party B, Party A may cancel the Contract. Party A may require Party B to compensate the corresponding loss in case of any circumstance below:

(1) Party B withdraws the lease items without a reasonable cause.

(2) Party B interferes with or disturbs Party A’s occupancy and use of the lease items without a reasonable cause.

(3) Party B does not perform corresponding obligations according to Article 18.1 of the Contract, refuses to perform such obligations upon receiving the notice from Party A or still does not perform such obligations within the reasonable grace period granted by Party A.

(3) Party A’s occupancy or use of the lease items is affected by any claim from any third person due to any cause completely attributed to Party B.

20.7 The breaching or infringing party shall assume all the expenses for the other party to realize the creditor’s right (including but not limited to the litigation expense, arbitration expense, attorney’s fee and other expenses).

20.8 Party B’s exercise of such measures shall not affect any other right that Party B enjoys under the Contract, nor shall it affect other obligations of Party A under the Contract.

20.9 Party B may withdraw the lease items according to Article 20.4 (2) of the Contract in following manners, including but not limited to:

(1) Party B may take measures to prevent Party A from using the lease items or prevent the lease items from being operated normally;

(2) Party B may require Party A to return the lease items to Party B in a complete status at the cost of Party A;

(3) Party B or its agent may directly enter the site of lease items to occupy and transfer the lease items depending on the situation at the cost of Party A.

20.10 After withdrawing the lease items, Party B may appoint an appraisal institution to appraise the lease items to organize sales or auction of the lease items on the basis of the appraised value, and any revenue from such sales or auction shall be used to offset following expenses in the sequence below:

(1) All the expenses for Party B to withdraw, transfer, keep, repair and dispose the lease items;

(2) All the liquidated damages, outstanding due rent, all the undue rent and lease commission fee to be paid by Party A and any loss of Party B thereof;

(3) Any other outstanding payable amounts.

Article 21 Information Disclosure

21.1 If the audited report provided by Party A is reviewed by any third to be unable to demonstrate the operation situation of Party A in an authentic manner, Party A must employ the certified public accountants designated by Party B to conduct the annual audit again.

21.2 Party B shall send a notice to Party A 5 business days in advance to learn about the operation situation of Party A. Party A agrees to provide Party B with the financial statements or any other material reasonably required by Party B.

21.3 Party A shall issue the record of use, maintenance and overhaul of the lease items to Party B and accept Party B’s investigation of Party A’s operation status.

21.4 Once Party A’s any item of industrial and commercial registration, such as the name, address, telephone and fax number, registered capital, domicile, business scope or legal representative is changed, Party A shall send a written notice to Party B within 5 business days since such change.

21.5 Without the written consent from Party A, Party B may not disclose any confidential material provided by Party A to any third party (unless regulated by any law or administrative rule). If Party B breaches this article to bring any loss to Party A, Party B shall compensate the actual losses thereof.

21.6 With respect to any confidential information of Party B that Party A obtains due to this project, Party A shall take corresponding confidentiality measures and assume the same confidentiality obligations and liabilities with Party B.

Article 22 Assignment, Mortgage and Pledge of Contractual Rights

22.1 Party A hereby acknowledges that Party B may assign all or part of its interests under the Contract to any third person or set any mortgage on the lease items without Party A’s consent. Such third person shall be entitled to the corresponding rights of Party B under the Contract and perform corresponding obligations. Party A shall perform corresponding obligations under the Contract towards such third person. Such third person may claim against Party A for the corresponding rights of Party B under the Contract.

22.2 Without the written consent from Party B, Party A may not assign all or part of its rights or obligations under the Contract to any third person or set any pledge or mortgage on the lease items..

Article 23 Force Majeure

23.1 Force majeure refers to the objective circumstance that may not be predicted, avoided or overcome, including but not limited to: accident, explosion, plague, lightning, earthquake, fire, flood, storm, tsunami or other natural disaster; strike or labor dispute; embargo, announcement or order of local or central government, and change of relevant national laws or policies; military action, war, riot and terrorist activity.

23.2 In case of any force majeure, the party affected by the force majeure shall immediately notify the other party in writing and take remedial measures to reduce the loss. Within 5 business days since the occurrence of any force majeure, the party affected by such force majeure shall provide details of the force majeure and report of loss, together with relevant certificates, to the other party.

23.3 If the party affected by the force majeure is unable to perform or has to delay to perform any obligation under the Contract due to such force majeure, both parties shall solve the problem through negotiations depending on the extent of influence posed by such force majeure on the performance of the Contract.

23.4 After the end of force majeure, the party affected by the force majeure shall immediately notify the other party. Both parties shall continue to perform the obligations hereunder after the end of force majeure, and the lease term under the Contract shall be extended accordingly.

Article 24 Expropriation and Levy of Lease Items

24.1 If the lease items are expropriated or levied by the government during the lease term, both parties may negotiate to continue to perform, suspend or terminate the Contract in view of the situation of such governmental expropriation and levy. If no agreement is reached through such negotiations, the Contract shall be deemed as terminated when the government orders such expropriation or levy. If the lease items are levied by the government to the extent that Party B loses the ownership of the lease items, the Contract shall be deemed as terminated when the government orders such levy.

24.2 Unless separately agreed by Party A and Party B, if the lease items are expropriated or levied, the corresponding indemnity and preferential policy granted by the government shall belong to Party A and all the governmental indemnity shall be firstly used to pay the liquidated damages, compensation, outstanding payable lease commission fee, outstanding due rent, undue lease loan principal and other payable amounts to be paid by Party A to Party B under the Contract. The amounts to be paid by Party A to Party B mentioned above shall be limited to the governmental indemnity.

24.3 If the lease items are levied, when Party B has received the liquidated damages, compensation, outstanding payable lease commission fee, outstanding due rent, undue lease loan principal and other payable amounts paid by Party A, Party B shall issue the Ownership Transfer Certificate to Party A, according to which the ownership of the lease items shall belong to Party A.

Article 25 Dispute Solution

With respect to any dispute arising from the performance of the Contract, both parties shall solve the dispute through negotiations according to relevant laws of China and the Contract. Once the dispute may not be solved through negotiations, both parties agree to apply the 2nd method below.

①	Arbitration: Applying to / for the arbitration;

②	Lawsuit: Bringing a lawsuit to the competent People’s Court at the place of Party B.

Article 26 Establishment, Effectiveness, Change, Cancellation and Termination of Contract

26.1 The Contract shall take effect with signatures or seals by legal representatives or authorized representatives, together with common seals or special contract seals of both parties until all the rent, lease commission fee, liquidated damages and all other payable amounts are paid up.

26.2 Since the Contract takes effect, unless otherwise regulated in the Contract, neither party may change or cancel the Contract in advance without permission. Once the Contract needs to be changed or canceled, both parties shall negotiate to enter into a written agreement about the change or cancellation of the Contract. The Contract shall be continued to perform before such change or cancellation.

26.3 Party B may cancel the Contract at its own discretion under any circumstance below:

(1) There occurs any circumstance specified in Article 20.3 of the Contract.

(2) Party A delays to pay the rent for twice accumulatively.

(3) There occurs any other circumstance under which the objective of the Contract may not be realized due to any cause of Party A.

26.4 Party A or Party B may cancel the Contract at its own discretion under any circumstance below:

(1) The Equipment Procurement Contract is canceled, recognized as invalid or revoked and is not established again due to any cause not attributed to either party.

(2) There occurs any other circumstance under which the objective of the Contract may not be realized due to any cause of the seller.

26.5 If the seller does not deliver the lease items as scheduled in the Equipment Procurement Contract, Party B may terminate the Contract in advance at its own discretion and Party A shall pay up all the outstanding due rent, undue lease loan principal and other payable amounts within 30 business days since Party B notifies to terminate the Contract. Upon paying up all the amounts mentioned above, Party A shall become the buyer of the lease items automatically instead of Party B to assume the payment obligation of the remaining lease item purchase price, from which Party B shall be relieved.

26.6 If the Equipment Procurement Contract is changed to affect any substantial article of the Contract, both parties may negotiate to change or cancel the Contract correspondingly.

26.7 With respect to any matter not included in the Contract, Party A and Party B may enter into the supplementary agreement separately.

Article 27 Communication

27.1 Contact details of Party A:

Address: [Daqiaodi Group, Muke Village, Xinqiao Town, Anlong County, Buyi and  Miao Southwest Guizhou Autonomous Prefecture, Guizhou Province]

Post Code: [552401]

Tel: [18156903677]

Fax: [ ]

Contact: [Wang Hui]

27.2 Contact details of Party B:

Address: [CSPG Financial Lease Co., Ltd., 6 Huasui Road, Zhujiang New Town, Tianhe District, Guangzhou]

Post Code: [511458]

Tel: [020-38120677]

Fax: [020-38120622]

Contact: [Chen Youyu]

27.3 All the notices sent by either party to the other party for the purpose of the Contract, all the communications between both parties and all the notices and requirements in relation to the Contract may be sent via mail, fax, telegram, e-mail and personal delivery.

27.4 Any notice sent by either party to the other party of the Contract, once sent via fax and e-mail, shall be deemed as properly delivered when sent to the system of the other party; or once sent via express delivery, shall be deemed as properly delivered on the 5th day after being sent.

27.5 Either party of the Contract shall inform the other party in time of any change of its contact detail. Otherwise any notice sent by the other party to the contact detail specified in the Contract shall be deemed as properly delivered.

Article 28 Miscellaneous

28.1 Both parties of the Contract have read all the articles of the Contract carefully and have adopted reasonable methods to remind the other party of any article of the Contract under which the other party may assume any liability, and have explained relevant articles as requested by the other party.

28.2 The Contract shall be made in four copies with each party holding two copies. Both parties shall make any other copy in need and all such copies contain the same legal effect.

Article 29 Annex

29.1 The annexes to this Contract shall be an integral part of this Contract and have the same legal effect as the main text of this Contract.

29.2 Annexes of the Contract:

(1) Annex I: Financial Lease Business (Direct Lease) Confirmation Letter

(2) Annex II: List of Lease Items;

(3) Annex III: Estimated Payment of Rent (Format);

(4) Annex IV: Actual Payment of Rent (Format);

(5) Annex V: Ownership Transfer Certificate of Lease Items;

(6) Annex VI: Rent Change Notice (Format);

(7) Annex VII: Lease Termination Notice (Format).

[No Text Below]

(This is the signature page of Financial Lease (Direct Lease) Contract in the number of

[7851309712020050107Y2026266])

Party A:	(Common Seal)	Party B:	(Common Seal)

	Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.		CSPG Financial Lease Co., Ltd.

Legal representative / authorized representative:		Legal representative / authorized representative:

Wang Hui (seal)		Huo Zhigang

Date:		Date: 2020-05-21
Place:

Annex I

Financial Lease (Direct Lease) Confirmation Letter

No.: [7851309712020050107Y2026266-01]

Lessee: [Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co.,Ltd.]

Domicile: [Daqiaodi Group, Muke Village, Xinqiao Town, Anlong County, Buyi and  Miao Southwest Guizhou Autonomous Prefecture, Guizhou Province]

Legal Representative: [Wang Hui]

Unified Social Credit Code: [91522320MA6J7W2U9Y]

Through amicable negotiations, Party A and Party B reach the following agreement for both parties to obey and execute.

I. Lease Items

Details of lease items:	Details of lease items are contained in List of Lease Items.

Purpose of lease items:	[Power generating equipment and other supporting equipment of 50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town of Yilong New Area]

Using site of lease items:	[50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town of Yilong New Area, Hehua Village, Xinqiao Town, Yilong New Area, Southwest Guizhou Autonomous Prefecture, Guizhou Province]
II. Lease Loan Principal

Lease loan principal (lease item purchase price):	RMB [one hundred and sixty-three million five hundred thousand yuan only] (￥[163,500,000.00])

Payment mode of lease loan principal:	☑ Bank transfer ☐ Acceptance bill ☐ Other [/]

III. Time Point of Lease

Lease commencement date:	Subject to the corresponding Actual Payment of Rent

Lease term:	[36 months], altogether [12] periods

Grace period:	Altogether [11] periods [Lease commencement date] to [December] [20], [2022]

IV. Leasing Claims

Confirmation of lease loan interest rate:	[146.1] BP (1BP=0.01%) higher than the [1]-year LPR published on [April 20, 2020] (i.e. the lease loan interest rate is [5.311]% (tax-included)).

☐ Fixed interest rate

Adjustment after applying the interest rate:

☑  Floating interest rate: the rent already paid will not be adjusted while the outstanding part will be adjusted once every [12 months] with the aforementioned BP higher than the [1]-year LPR published on the adjustment date.

	☐ Once a month	☑ Once a quarter

Payment frequency of rent:	☐ Once half a year	☐ Once a year

☐ Other [/]

Payment method of rent:	☑ Average capital	☐ Average capital plus interest	Other [/]

Payment mode of rent:	☐ Advance	☑ Post	Other [/]

Payment of rent:	Bank transfer

Retention price:	RMB [a hundred] yuan only, RMB[100])

V. Lease Commission Fee

Total lease commission fee (tax-included):	Subject to the Actual Payment of Rent
☐ Lump sum

Payment mode of lease commission fee:

☑ Other [0.88% of the loan amount within 5 days each time when the loan is made (about 0.9944% including 13% of VAT); 0.88% of the remaining principal every 12 months after the making of the loan (about 0.9944% including 13% of VAT), subject to the Actual Payment of Rent]

Payment schedule of lease commission fee:	[Paid by years subject to the Actual Payment of Rent]

Payment method of lease commission fee:	☑ Bank transfer ☐ Other [/]

VI. Security Deposit

Total amount of security deposit:	RMB [/] yuan only, (￥[/])

Payment schedule of security deposit	【/】

Payment method of security deposit:	☐ Bank transfer ☐ Other [/]

Return method of security deposit:	☐ Bank transfer ☐ Deduction from the last period of rent

VII. Insurance

(I) Construction period of the project

☑ Construction and installation engineering all risks insurance

☐ Transportation insurance (MC)

☐ Profit loss insurance (DSU) under construction and installation engineering all risks insurance

☐ Profit loss insurance (DSU) under transportation insurance

Insurance arrangement of lease items:	(II) Operation period of the project

☑ Property all risks insurance

☑ Machine and equipment damage insurance

☑ Third person liability insurance/public liability insurance

☐ Profit loss insurance under property all risks insurance

☐ Profit loss insurance under machine and equipment damage insurance

☐ Other [/]

VIII. Guarantee

[SPIC Guizhou Jinyuan Weining Energy Co., Ltd. issues the Commitment Letter to make the irrevocable guarantee of the joint liability for the debt of the lessee resulted from the Contract]

[No. of Commitment Letter: 7851309712020050107Y2026266-CNH]

IX. Other credit enhancement measures

1. [The paid-in capital by Party A shall be no less than RMB42.76 million]

2. [Jiangsu Hongzhihan New Energy Co., Ltd. enters into the Equity Pledge Agreement and handle relevant registration procedures to pledge Party A’s equity it holds to Party B]

3. [Party A enters into the Per-pledge Agreement of Electricity Fee Charging Right to pledge the contingent electricity fee charging right generated from the project involved in the Contract to Party B]

X. Special Provision

1. Preconditions for Party B to pay the lease item purchase price according to the Equipment Procurement Contract:

    Aforementioned guarantees and other credit enhancement measures have been completed.

2. Early performance: [If the actual duration of lease is more than [1] year, early repayment is allowed without any early performance bond].

3. This confirmation letter is made with [four] copies. Party A holds [two] copies and Party B holds [two] copies, all of which contain the same legal effect.

4. Party A shall purchase the insurances specified in Article 7 of this confirmation letter and list Party B as the primary beneficiary of such insurances. Construction and installation engineering all risks insurance shall be purchased within [10] days since Party B pays the lease item purchase price for the first time, otherwise Party B may suspend paying any subsequent lease item purchase price and Party A shall assume all the consequences thereof.

5. After being confirmed by your company, this application will be signed as an attachment of the Financial Lease (Direct Lease) Contract in the number of [7851309712020050107Y2026266]. Upon becoming effective, all the articles of this confirmation letter will be included in the Financial Lease (Direct Lease) Contract as an integral part. In case of any inconsistency between this confirmation letter and the Financial Lease (Direct Lease) Contract, this confirmation letter shall prevail.

Party A (Lessee): Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co.,Ltd. (Common Seal)

Legal representative / authorized representative:

Date: Wang Hui (seal)

Party B (Lessor): [CSPG Financial Lease Co., Ltd.] (Common Seal)

Legal representative / authorized representative:

Date: 2020-05-21

Huo Zhigang

Annex II

List of Lease Items

No.: [7851309712020050107Y2026266-02]

No. of Financial Lease (Direct Lease) Contract: [7851309712020050107Y2026266]

☑ Equipment Procurement Contract: [Contracting Contract of 50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town of Yilong New Area. No.: [SMX-JSZH-2020-003]

☑  Change Agreement: [Change Agreement to Equipment Procurement Contract], No.: [7851309712020050107Y2026166]

No.	Equipment	Specification (Model)	Seller	Measuring Unit	Quantity	Tax-included Unit Price (Yuan)	Tax-included Total Price (Yuan)	Remarks
1	435 monocrystalline module	LR4-72HPH435M	Longi Solar Technology Co., Ltd.	Piece	137720	716.967	98,740,696.00
2	2*10 steel structure bracket equipment	Hot-dip galvanized steel support	Jiangsu Yanshan Solar Equipment Co., Ltd.	Set	6886	2820.2279	19,420,089.00
3	2MWp distributed all-in-one machine	35KV distributed PV inverting and boosting integrated equipment	Sineng Electric Co., Ltd.	Set	24	442200	10,612,800.00
4	1*4 PV cable	PV1-F-1*4 (half red and half black)	Shanghai Jinyou Jinhong Intelligent Electric Co., Ltd.	m	612000	2.5618	1,567,800.00

5	Aluminum alloy power cable	ZC-KVVRP222*1.0 ZRC-YJLHV22-0.6/lkV- 2×95 ZRC-YJLHV22-0.6/lkV- 2×120 ZRC-YJLHV22-0.6/lkV- 2×150 ZRC- YJLHV22-0.6/lkV- 2×185 ZRC-YJLHV22-26/35Kv 3×95 ZRC-YJLHV22-26/35kV 3×120 ZRC-YJLHV22-26/35Kv 3×150 ZRC-YJLHV22-26/35Kv	Jiangsu Changfeng Cable Co., Ltd.	Set	11061	267.0287	2,953,605.00
6	110kV main transformer (including neutral point equipment)	110kV three-phase duplex winding transformer, installation capacity: 50000kVA (SZ11-50000/110,115±8×1.25%/38.5kV,Uk=10.5%,YN,d11,ONAN)	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	6359850.67	6,359,850.67
7	110kV disconnecting switch		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	2	89322.865	178,645.73

8	110kV breaker	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	114274.45	114,274.45
9	110kV current transformer	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Group	1	82139.08	82,139.08
10	110kV capacitor voltage transformer	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Group	1	92315.13	92,315.13
11	110kV lightning arrester	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Group	1	88824.86	88,824.86

12	High voltage switchgear	Steel-clad movable (including 3 PV incoming cabinets, 1 main transformer incoming cabinet, 1 SVG incoming cabinet, 1 station transformer incoming cabinet and 1 PT cabinet)	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Cabinet	7	328311.1243	2,298,177.87
13	SVG reactive power compensation device	±10MVar	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	3280876.93	3,280,876.93
14	Station and grounding transformer	250kva	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	131722.76	131,722.76
15	35KV grounding resistance complete set		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	889523.85	889,523.85

16	Station low voltage outlet cabinet	MNS	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	3	102295.7667	306,887.30
17	10kV station transformer	S11-250/10,250kVA, 10±2×2.5%/0.4kV	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	128500.64	128,500.64
18	10kV power overhead line	Including wire LGJ-95, pole and hardware, etc.	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	km	3	620046.7767	1,860,140.33
19	ZR-YJV22-26/35- 3×50	Switchgear to SVG/grounding transformer	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	m	300	432.4109	129,723.27

20	35kV cable terminal		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	4	4990.315	19,961.26
21	fireproof bulkhead		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	m2	500	480.9916	240,495.81
22	PFB cable fire protection package	AB-2 organic fireproof blockage	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	t	10	15115.193	151，151.93

23	Fireproof blockage		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	t	3	24532.9433	73,598.83
24	Fireproof painting	G60-3 vinylidene chloride painting	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	t	3	48486.46	145,459.38
25	Galvanized steel pipe	Φ40	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	m	50	102.3014	5,115.07
26	Booster station independent lightning rod		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	270724.65	270,724.65

27	Vertical grounding electrode	Galvanized angle steel Ð50×50×5 L=2.5m	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Stick	50	249.516	12,475.80
28	Galvanized flat iron	-60×6	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	m	1000	67.3693	67,369.27
29	Galvanized flat iron	—50×5	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	m	800	59.8838	47,907.03
30	Primary system debugging		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	124757.9	124,757.90

31	Computer monitoring system	1) 2 hosts and operator workstations (LINUX system)	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	897384.67	897,384.67
32	Full station (including field area) video security monitoring system		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	777980.77	777,980.77
33	Fault recording system		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	216800.07	216,800.07
34	Protection and fault information management sub-station		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	141945.32	141，945.32

35	Telecontrol communication system		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	141945.32	141,945.32
36	Low frequency low voltage decoupling and high frequency cutting machine		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	129469.53	129,469.53
37	220V DC system	1 220V, 200Ah charging tank, 1 feeder tank, 2 accumulator tanks	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Cabinet	4	98756•585	395,026.34

38	UPS inverter power cabinet	(1) 2 5kVAUPS hosts; rated current: 16A; feed breaker: 26 loops; rated current: 32A; feed breaker: 4 loops. (2) A set of display and accessories.	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Cabinet	1	66319.53	66,319.53
39	Optical fiber communication equipment		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	202627.34	202,627.34
40	Regional dispatch data network access equipment		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	102821.02	102,821.02
41	Communication power cabinet		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	52917.86	52,917.86

42	Secondary interface fee		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	77300.92	77,300.92
43	Scheduling communication		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	77300.92	77,300.92
44	110kV measuring and controlling device of optical difference protection of line	Micro type, integrated measuring and protection, 3 Ethernet ports, B code time check	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	256451.45	256,451.45
45	110kV main transformer protection device	Micro type, integrated measuring and protection, 3 Ethernet ports, B code time check	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	158167.62	158,167.62

46	110kV measuring and controlling device of main transformer	Micro type, integrated measuring and protection, 3 Ethernet ports, B code time check	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	160662.78	160,662.78
47	Electric energy metering screen		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Cabinet	1	214558.34	214,558.34
48	Optical power prediction system equipment		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	465321.73	465,321.73
49	PV power station environmental monitor		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	91048.02	91,048.02

50	Electric energy monitoring device	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	128475.39	128,475.39
51	Secondary safety equipment	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	527700.68	527,700.68
52	Active power and reactive power control system	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	203330.13	203,330.13

53	Clock synchronization system screen	2 master clock devices and accessories	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Cabinet	1	128126.96	128,126.96
54	Secondary control cable and power line		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	4177974.38	4,177,974.38
55	Secondary system launch debugging		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	495869.37	495,869.37
56	Fire fighting apparatus		No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	261961.33	261,961.33

57	Fire alarm system	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	498945.9	498,945.90
58	HVAC system	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Set	1	399198.56	399,198.56
59	Lighting equipment and installation	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	159663.12	159,663.12
60	SPIC remote control	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	998063.22	998,063.22
61	Network security expense and situation awareness	No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	Item	1	499031.61	499,031.61
Total						163,500,000.00

The lessee hereby acknowledges that the information specified in the List of Lease Items is authentic and valid, and is willing to assume all the legal risks and liabilities resulted from any inaccurate part of the aforementioned information.

[No Text Below]

(This is the signature page of List of Lease Items in the number of [7851309712020050107Y2026266-02])

Party A (Lessee): Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co.,Ltd. (Common Seal)

Legal Representative/Authorized Representative:

Wang Hui (seal)

Date:

Party B (Lessor): CSPG Financial Lease Co., Ltd. (Common Seal)

Legal representative / authorized representative:

Huo Zhigang

Date: 2020-05-21

Annex III

Estimated Payment of Rent

Unit: Yuan

No. of Financial Lease (Direct Lease) Contract		7851309712020050107Y2026266		No. of Estimated Payment of Rent	7851309712020050 107Y2026266-GSB
Lessee		Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.		Security Deposit	/
Lease loan principal (tax-included)		163,500,000.00		Lease loan interest rate (tax-included)	5.311%
Lease Commencement Date		2020-05-15		Retention price (tax-included)	100.00
Number of Periods	Due date of rent	Current principal (tax-included)	Current interest (tax-included)	Lease commission fee (tax-included)	Current payable amount
0	2020-5-20			1,625,844.00	1,625,844.00
1	2020-6-20	0.00	868,348.50		868,348.50
2	2020-9-20	0.00	2,219,112.83		2,219,112.83
3	2020-12-20	0.00	2,194,992.04		2,194,992.04
4	2021-3-20	0.00	2,170,871.25	1,625,844.00	3,796,715.25
5	2021-6-20	0.00	2,219,112.83		2,219,112.83
6	2021-9-20	0.00	2,219,112.83		2,219,112.83
7	2021-12-20	0.00	2,194,992.04		2,194,992.04
8	2022-3-20	0.00	2,170,871.25	1,625,844.00	3,796,715.25
9	2022-6-20	0.00	2,219,112.83		2,219,112.83
10	2022-9-20	0.00	2,219,112.83		2,219,112.83
11	2022-12-20	0.00	2,194,992.04		2,194,992.04
12	2023-5-15	163,500,000.00	3,521,635.58		167,021,635.58
Total		163,500,000.00	26,412,266.85	4,877,532.00	194,789,798.85

Note: The Estimated Payment of Rent, which is computed by regarding [May] [15], [2020] as the lease commencement date, is only for the reference. The lease commencement date is the date when Party B pays the lease item purchase price for the first time, whether the leave items have been delivered. Our company will make and send the Actual Payment of Rent to Party A at that time.

Annex IV

Actual Payment of Rent (Format)

Unit: Yuan

No. of Financial Lease (Direct Lease) Contract				No. of Estimated Payment of Rent
Lessee				Security Deposit
Lease loan principal (tax-included)				Lease loan interest rate (tax-included)
Lease Commencement Date				Retention price (tax-included)
Number of Periods	Due date of rent	Current principal (tax-included)	Current interest (tax-included)	Lease commission fee (tax-included)	Current payable amount
0
1
2
3
Total

[No Text Below]

(This is the signature page of the            Actual Payment of Rent in the number of [   ])

Party A (Lessee):	(Common Seal)

Legal representative / authorized representative:
Date:

Party B (Lessor): CSPG Financial Lease Co., Ltd.	(Common Seal)
Legal representative / authorized representative:
Date:

Annex V (to be signed after the end of lease term)

Ownership Transfer Certificate of Lease Items (Format)

No.: [     ]

To: [     ] (Lessee)

Our company hereby confirms and makes following representations in accordance with the Financial Lease (Direct Lease) Contract in the number of [   ], together with relevant ancillary agreements:

By [   ] [   ], [   ], our company ha received all the rent and other payable amounts under the Financial Lease (Direct Lease) Contract in the number of [   ] paid by your company, and has received the retention price paid by your company, that is, RMB[ ] (￥[   ]).

The ownership of all the lease items under the Financial Lease (Direct Lease) Contract in the number of [   ] shall be transferred to your company since the date mentioned above. It is hereby certified.

[No Text Below]

(This is the signature page of the Ownership Transfer Certificate of Lease Items in the number of [    ])

Party A (Lessee):	(Common Seal)

Legal representative / authorized representative:

Date:

Party B (Lessor): CSPG Financial Lease Co., Ltd.	(Common Seal)

Legal representative / authorized representative:

Date:

Annex VI

Rent Change Notice (Format)

No. [     ]

To: [   ] (Lessee)

Due to the [☐ adjustment of lease loan interest rate;☐ adjustment of tax rate;☐ variation of actual lease loan principal], the amount of rent determined in the Actual Payment of Rent is changed; as per Article [ ] of the Financial Lease (Direct Lease) Contract in the number of [ ] entered into on [ ] [ ], [ ], following adjustments are hereby made to the Actual Payment of Rent in the number of [   ]:

Adjustment date: [   ] [   ], [   ]

Adjusted result: [   ]

According to the computation of rent after the adjustment, your company shall pay the rent according to the adjusted Actual Payment of Rent (No. [   ]) since [   ] [   ], [   ].

Unless there is any error in computation, your company shall sign on the adjusted Actual Payment of Rent and send it to the place designated by our company within 10 business days upon receiving this notice; otherwise your company will be deemed as admitting that such Actual Payment of Rent sent by our company is legal and valid and your company shall perform the payment obligation for relevant amounts according to such Actual Payment of Rent and other agreements.

Unless otherwise regulated, terms in this rent adjustment notice shall contain the same meaning with those in the Financial Lease (Direct Lease) Contract and other relevant attachments.

[No Text Below]

(This is the signature page of the Rent Change Notice in the number of [ ]

Party B (Lessor): CSPG Financial Lease Co., Ltd.	(Common Seal)

Legal representative / authorized representative:

Date:

Annex VII

Lease Termination Notice (Format)

[   ] (Party A):

As per the Financial Lease (Direct Lease) Contract in the number of [   ], our company determines to terminate the lease under the Contract. Your company shall pay up the following amounts in a lump sum before [   ] [   ], [   ]:

No.	Type of amount	Amount (Yuan)
1
2
3

No.	Type of amount	Amount (Yuan)
1
2
3

The total amount is RMB [ ] (in words: [ ]yuan). Please pay the amount to our company on time:

Account Name:

Account No.:

Bank of Deposit:

Contact:

Tel.:

Please note: unless there is any error in computation, your company shall sign and seal on the notice and send it to the place designated by our company within 10 business days upon receiving this notice; otherwise your company will be deemed as admitting that such notice sent by our company is legal and valid and your company shall perform the relevant payment obligation according to such notice and other corresponding agreements. If your company delays to make the payment, our company may investigate the corresponding breach liability according to the Financial Lease (Direct Lease) Contract.

The Financial Lease (Direct Lease) Contract shall be terminated at the date when your company pays up the amounts mentioned above, after which all the obligations of your company under the Financial Lease (Direct Lease) Contract shall be terminated and all the interests in the lease items shall belong to your company.

It is hereby notified.

Lessor: CSPG Financial Lease Co., Ltd. (Common Seal)	Lessee: (Common Seal)

Legal representative / authorized representative:	Legal representative / authorized representative:

Date:	Date: